SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2003

CARAUSTAR INDUSTRIES, INC.

(Exact Name of Registrant as Specified in its Charter)

North Carolina (State or Other Jurisdiction of Incorporation)	0-20646 (Commission File Number)	58-1388387 (I.R.S. Employer Identification No.)

3100 Joe Jerkins Boulevard

Austell, Georgia 30106-3227

(Address of Principal Executive Offices)

(Zip Code)

(770) 948-3101

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or address, if changed from last report)

Item 7. Financial Statements and Exhibits.

(c) The following exhibit is filed as part of this report.

Exhibit 99.1 – Transcript of webcast held April 29, 2003 discussing the Company’s first quarter 2003 financial results.

Item 9. Regulation FD Disclosure

On April 29, 2003, Caraustar Industries, Inc., held a webcast to discuss its financial results for the first quarter of 2003. A transcript of this webcast is attached hereto as Exhibit 99.1 and is incorporated by reference herein. This information is being furnished pursuant to Item 12 – Results of Operations and Financial Condition, of Form 8-K, and is being presented under Item 9 of Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any filing under the Securities Act of 1933.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2003

CARAUSTAR INDUSTRIES, INC.

By:	/S/ RONALD J. DOMANICO
Ronald J. Domanico Vice President and Chief Financial Officer

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Exhibit Index

Exhibit	Exhibit No.
Transcript of webcast held April 29, 2003	99.1

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